MODIFICATION AND AMENDMENT AGREEMENT

This Modification and Amendment Agreement (“Agreement”) dated as of March 17, 2008 is entered into by and among Wizzard Software Corporation, a Colorado corporation (the “Company”) and the subscribers identified on the signature page hereto (each herein a “Subscriber” and collectively “Subscribers” or the “Parties”).

WHEREAS, the Company and the Subscribers are parties to a Subscription Agreement (“Subscription Agreement”) dated October 26, 2006, as amended on December 8, 2006 relating to an aggregate investment by Subscribers of up to $2,375,000 of principal amount of promissory notes (“Notes”) of the Company convertible into shares of the Company’s $.001 par value common stock and Common Stock Purchase Warrants (“Warrants”) in the amounts set forth on Schedule A attached hereto; and

WHEREAS, the Company and Subscribers desire to restructure the terms of the Transaction Documents to their mutual benefit.

NOW THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscribers hereby agree as follows:

1.

All the capitalized terms employed herein shall have the meanings attributed to them in the Subscription Agreements and the documents and agreements delivered therewith (“Transaction Documents”).

2.

The Maturity Date of the Note is amended to April 27, 2009.

3.

As incentive for the parties to execute this Agreement, not later than five business days after the date of this Agreement, the Company will deliver an aggregate of 400,000 shares of Class C Common Stock per Warrant (in the amounts designated on Schedule A hereto) pro-rata to Subscribers (“C Warrants”) who execute this Agreement.  The C Warrants will be exercisable for a term of three years at $2.85 per share.  Subscribers are granted all of the anti-dilution protections as described in Section 3.4 of the Class A Warrants and Section 12(b) of the Subscription Agreement in connection with the C Warrants and Shares issuable upon exercise of the C Warrants.  Subscribers are also granted the piggy-back registration rights described in Section 11.1(ii) of the Subscription Agreement in connection with the C Warrant Shares.  In the event the Shares underlying the C Warrants are not registered, then the C Warrants will have no expiration date.  The Company represents that upon exercise of the C Warrants, the C Warrant Shares will be fully paid and non-assessable.

4.

The Company undertakes to make a public announcement on Form 8-K describing this Agreement not later than the fourth business day after the execution of this Agreement.

5.

For the benefit of the parties hereto, the Company hereby makes all the representations, warranties, covenants undertakings and indemnifications contained in the Transaction Documents, as if such representations were made by the Company as of this date.  The Subscribers hereby make all of the representations, warranties, covenants, indemnifications and undertakings contained in the Transaction Documents as if such representations were made by the Subscribers as of this date.

6.

Subject to the modifications and amendments provided herein, the Transaction Documents shall remain in full force and effect, including but not limited to the accrual of interest and liquidated damages, if any.  Except as expressly set forth herein, this Agreement shall not be deemed to be a waiver, amendment or modification of any provisions of the Transaction Documents or of any right, power or remedy of the Subscribers, or constitute a waiver of any provision of the Transaction Documents (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.  Except as set forth herein, the Subscribers reserve all rights, remedies, powers, or privileges available under the Transaction Documents, at law or otherwise.  This Agreement shall not constitute a novation or satisfaction and accord of the Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith.

7.

Each of the undersigned states that he has read the foregoing Agreement and understands and agrees to it.

8.

This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to any other party, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were an original thereof.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

WIZZARD SOFTWARE CORPORATION

the “Company”

By: /s/ Christopher J. Spencer

“SUBSCRIBERS”

/s/

/s/__________________________________

ALPHA CAPITAL ANSTALT

WHALEHAVE CAPITAL FUND LIMITED

/s/_______________________________

GENESIS MICROCAP INC.

SCHEDULE A TO MODIFICATION AGREEMENT

SUBSCRIBERS	ADDITIONAL CLASS C WARRANTS TO BE ISSUED
ALPHA CAPITAL ANSTALT Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax: 011-42-32323196	210,372
WHALEHAVEN CAPITAL FUND LTD. 3rd Floor, 14 Par-Laville Road Hamilton, Bermuda, HM08 Fax (441) 292-1373	146,771
GENESIS MICROCAP INC. c/o SDC Capital LLC 20 East Sunrise Highway, Suite 302 Valley Stream, NY 11581 Fax:	42,857
TOTAL	400,000